UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 19, 2015

BLUE EARTH, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

333-148346	98-0531496
(Commission File Number)	(IRS Employer Identification No.)

2298 Horizon Ridge Parkway, Suite 205

Henderson, NV  89052

(Address of Principal Executive Offices)   (Zip Code)

(702) 263-1808

(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 3.01

Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 19, 2015, Blue Earth, Inc. (the “Company”) received a staff determination letter from the Nasdaq (“Nasdaq”) stating that the Company was not in compliance with its rules for continued listing, Rule 5635(d), because it violated the shareholder approval requirement.  The violation is based on the Staff’s determination to aggregate the shares issuable in three recent transactions for determining whether the 20% threshold for shareholder approval has been triggered.  The Nasdaq letter indicated that the Company has forty-five (45) calendar days to submit a plan to regain compliance.  If such a plan is timely submitted by the Company, the Nasdaq Staff may grant the Company up to 180 calendar days from March 19, 2015 to regain compliance.

The Nasdaq notification has no current effect on the listing of our common stock.  Nasdaq may grant the Company up to 180 days to evidence compliance and by seeking and receiving shareholder approval of any prospective issuance equal to an aggregate of 20% for these transactions the Company may regain compliance.

In order to regain compliance with Rule 5635(d), the Company will file a proxy statement with the Securities and Exchange Commission on or before April 30, 2015, which will include a proposal to seek shareholder approval for any issuance of common stock to TCA Global Credit Master Fund, LP and Jackson Investment Group, LLC (“Jackson”) equal to a combined 20% of the issued and outstanding shares prior to the first issuance to Jackson on November 25, 2014.  Each of the transactions in question previously reported by the Company on Forms 8-K, included a share issuance limitation of 19.9% without shareholder approval; however, Nasdaq determined to aggregate these three transactions.

Except for historical information contained herein, the matters set forth in this Form 8-K may be “forward-looking” statements (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized.  Forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from the Company’s expectations.  Factors that could contribute to such differences include those identified in the Company’s Form 10-K for fiscal year ended December 31, 2014 and those described from time to time in the Company’s other filings with the Securities and Exchange Commission, news releases and other communications.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2015	BLUE EARTH, INC.

By: /s/ Johnny R. Thomas
Name: Dr. Johnny R. Thomas
Title: Chief Executive Officer

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